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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 26, 2004

                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      1-8676                     36-1058780
         --------                      ------                     ----------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
       incorporation)                File Number)            Identification No.)

                            Number One Tantalum Place
                          North Chicago, Illinois 60064
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 689-4900

ITEM 5. OTHER EVENTS.

As previously disclosed in Item 1 of Part II of Fansteel Inc.'s ("Fansteel's") Form 10-Q, dated May 17, 2004, on November 3, 2003, an administrative law judge of the Nuclear Regulatory Commission ("NRC") granted a request of the State of Oklahoma for a hearing to challenge certain aspects of the NRC License and Amended Decommissioning Plan of FMRI, Inc. ("FMRI"), a wholly-owned subsidiary of Fansteel, with respect to FMRI's (and not Fansteel's) obligation to decommission Fansteel's former Muskogee, Oklahoma property. On May 26, 2004, the administrative law judge overseeing the proceeding issued his decision, finding in favor of FMRI and against the State of Oklahoma on all matters under consideration. Upon a timely petition for review by the State of Oklahoma (which petition has not yet been filed), the decision may be subject to review by the NRC. A copy of the decision is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.
     --------

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Initial Decision - Nuclear Regulatory Commission Administrative
               Law Judge


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FANSTEEL INC.

                           By: /s/ R. MICHAEL McENTEE
                           --------------------------
                           Name:  R. Michael McEntee
                           Title: Vice President and Chief Financial Officer

Dated: May 28, 2004